NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund	Nationwide Destination 2050 Fund
Nationwide Destination 2015 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2020 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2025 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2040 Fund	Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Conservative Fund

Supplement dated June 15, 2017
to the Statement of Additional Information dated February 28, 2017, as revised March 22, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately, the paragraph under the heading "Repurchase Agreements" on page 39 of the SAI is deleted in its entirety and replaced with the following:
In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund's total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. NFA reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE